PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated December 11, 2024,
to
Prospectuses dated May 1, 2024,
for
VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.
The Advanced Series Trust has announced the following changes.
1.On November 14, 2024, the AST J.P. Morgan Tactical Preservation Portfolio changed its name to AST J.P. Morgan Conservative Multi-Asset Portfolio and restated its expenses.
2.On December 9, 2024, the following changes took place:
a.AST Advanced Strategies Portfolio, the AST Balanced Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio restated their expenses and added a new subadvisory arrangement.
b.The AST T. Rowe Price Asset Allocation Portfolio (“the merging Fund”) merged into AST Balanced Asset Allocation Portfolio (“the successor Fund”). All assets in the merging Fund automatically transferred to the successor Fund. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund were automatically updated to replace the merging Fund with the successor Fund. All references to AST T. Rowe Price Asset Allocation Portfolio are deleted.
Effective on the dates specified above, the rows for these funds in APPENDIX A: Funds Available Under the Contract have been deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Balanced	AST Advanced Strategies Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / Jennison Associates LLC; J.P. Morgan Investment Management Inc.; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; PGIM Real Estate; Putnam Investment Management, LLC	0.89%^	14.48%	7.94%	6.33%
Asset Allocation	AST Balanced Asset Allocation Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / Jennison Associates LLC; J.P. Morgan Investment Management Inc.; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; Putnam Investment Management, LLC	0.85%^	15.77%	7.86%	6.14%
Balanced	AST J.P. Morgan Conservative Multi-Asset Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / J.P. Morgan Investment Management Inc.	0.92%^	10.35%	5.08%	4.07%
Asset Allocation	AST Preservation Asset Allocation Portfolio - PGIM Investments LLC; AST Investment Services, Inc. / Jennison Associates LLC; J.P. Morgan Investment Management Inc.; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; Putnam Investment Management, LLC	0.87%^	11.78%	4.63%	4.14%
^The Fund’s annual current expense reflects temporary fee reductions.

To obtain a copy of the current prospectus, please visit www.Prudential.com/eProspectus or call 800-778-2255.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP233
VULP